June 22, 2023
First Eagle Variable Funds
1345 Avenue of the Americas
New York, NY 10105

Re: Expense Limitation for First Eagle Overseas Variable Fund (the
"Fund")
Dear First Eagle Variable Funds:

First Eagle Investment Management, LLC (the "Investment
Adviser") and First Eagle Variable Funds
(the "Trust"), on behalf of the Fund, hereby confirm their agreement as follows:

Effective July 1, 2023 and until the date noted on Schedule A attached hereto (the "Limitation Period"), the Investment Adviser agrees to waive fees and/or reimburse annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("Operating Expenses") of the Fund so that the Operating Expenses are limited to the rate per annum, as noted on Schedule A, of the Fund's average daily net assets (the "Expense
Limitation"). Commitment fees relating to borrowings are treated as interest for purposes of this section.

The Fund agrees to repay the Investment Adviser out of assets for any fees waived by the Investment
Adviser under the Expense Limitation or any Operating Expenses the Investment Adviser reimburses in excess of the Expense Limitation, provided that the repayment does not cause the Fund's Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Investment Adviser, whichever is lower. Any such repayment must be made within three years after the year in which the Investment Adviser incurred the expense.

The Investment Adviser understands that it shall look only to the assets of the Fund for performance of this Agreement and for payment of any claim the Investment
Adviser may have hereunder, and neither any other series of the Trust, nor any of the Trust's trustees, officers, employees, agents, or shareholders, whether past, present or future, shall be personally liable therefor.

This Agreement is made and is to be performed principally in the State of New York, and except insofar as the Investment Company Act of 1940, as amended, or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. Any amendment to this Agreement shall be in writing signed by the parties hereto, and requires approval of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same.

FIRST EAGLE VARIABLE FUNDS,
on behalf of First Eagle Overseas
Variable Fund
By:
Name: Mehdi Mahmud
Title: President
Agreed and Acknowledged:
FIRST EAGLE INVESTMENT MANAGEMENT, LLC
By:
Name: Mehdi Mahmud
Title: President and Chief Executive Officer

SCHEDULE A
Fund Overseas Variable Fund
Limitation Period April 29, 2025
Expense Limitation 1.21%